Payment Date:    03/25/98

                             COUNTRYWIDE HOME LOANS
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-1

      Class Information                                      Current Payment Information
-----------------------------     -------------------------------------------------------------------------------------------------
                                  Beginning        Pass Thru     Principal       Interest           Total      Principal   Interest
Type       Class Code    Name     Cert. Bal.          Rate       Dist. Amt.     Dist. Amt.           Dist.       Losses   Shortfalls
----       ----------    ----     ----------          ----       ----------     ----------           -----       ------   ----------
Senior                     A      235,370,672.55    7.250000%    1,556,592.86   1,422,031.15    2,978,624.01      0.00       0.00
                          PO          450,961.29    0.000000%          612.59            n/a          612.59      0.00        n/a
                           X      210,542,760.52    0.502978%             n/a      88,248.59       88,248.59       n/a       0.00
Residual                 A-R                0.00    7.250000%            0.00           0.00            0.00      0.00       0.00
===================================================================================================================================
Subordinate                M        6,269,719.91    7.250000%        4,412.49      37,879.56       42,292.05      0.00       0.00
                         B-1        2,758,676.96    7.250000%        1,941.50      16,667.01       18,608.50      0.00       0.00
                         B-2        2,006,309.97    7.250000%        1,412.00      12,121.46       13,533.45      0.00       0.00
                         B-3        1,128,549.48    7.250000%          794.25       6,818.32        7,612.57      0.00       0.00
                         B-4          752,365.99    7.250000%          529.50       4,545.54        5,075.04      0.00       0.00
                         B-5          877,763.49    7.250000%          617.75       5,303.15        5,920.90      0.00       0.00

===================================================================================================================================
Totals           -        -       249,615,019.63         -       1,566,912.93   1,593,614.77    3,160,527.70        -          -
===================================================================================================================================

      Class Information                 Current Payment Information
-----------------------------           ---------------------------------------
                                        Ending Cert./         Unpaid
Type       Class Code    Name           Notional Bal.        Interest
----       ----------    ----           -------------        --------
Senior                     A             233,814,079.69        0.00
                          PO                 450,348.70        0.00
                           X             209,132,707.89        0.00
Residual                 A-R                       0.00        0.00
===============================================================================
Subordinate                M               6,265,307.42        0.00
                         B-1               2,756,735.46        0.00
                         B-2               2,004,897.97        0.00
                         B-3               1,127,755.24        0.00
                         B-4                 751,836.49        0.00
                         B-5                 877,145.73        0.00

===============================================================================
Totals           -        -              248,048,106.71
===============================================================================

                                                       Payment Date:    03/25/98


                             COUNTRYWIDE HOME LOANS
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-1


================================================================================
                             COLLATERAL INFORMATION
================================================================================
                                                            Total
                                                            -----
Aggregate stated principal balance     249,615,019.63            249,615,019.63
Aggregate Loan count                            2,205                     2,205
Weighted average loan rate                   7.661148%                 7.661148%
Aggregate prepayment amount              1,391,193.91              1,391,193.91



================================================================================
                                FEES AND ADVANCES
================================================================================
                                                            Total
                                                            -----
Monthly master servicing fees               52,003.13                 52,003.13

Monthly sub servicer fees                        0.00                      0.00
Monthly trustee fees                         1,872.12                  1,872.12


Aggregate advances                          29,022.08                 29,022.08
Advances this Period                        26,127.67                 26,127.67



================================================================================
                          LOSSES & INSURANCE COVERAGES
================================================================================
Net realized losses (this period)                              0.00
Cumulative losses (from Cut-Off)                               0.00


Coverage Amounts

Bankruptcy                                               100,000.00
Fraud                                                  5,019,197.00
Special Hazard                                         2,496,150.20



================================================================================
                        Aggregate Certificate Information
================================================================================
    Class                     Aggregate       Aggregate          Aggregate
     Type                    Percentages     Prepay Pct.       End Cert. Bal.
--------------------------------------------------------------------------------
Senior                       94.464135%      100.000000%       234,264,428.39
--------------------------------------------------------------------------------
Subordinate                   5.535865%        0.000000%        13,783,678.32
--------------------------------------------------------------------------------

================================================================================
                             DELINQUENCY INFORMATION
================================================================================
Period                                 Loan Count         Ending Stated Balance
------                                 ----------         ---------------------
30 to 59 days                                  34           3,159,600.82
60 to 90 days                                   3             376,999.23
91 or more                                      0                   0.00
Forclosure                                      0                   0.00

Totals:                                        37           3,536,600.05


================================================================================
                                 REO INFORMATION
================================================================================
REO Date       Loan Number         Ending Stated Balance           Book Value
--------       -----------         ---------------------           ----------
n/a                 #                      0.00                       n/a
n/a                 #                      0.00                       n/a
n/a                 #                      0.00                       n/a
n/a                 #                      0.00                       n/a
n/a                 #                      0.00                       n/a
n/a                 #                      0.00                       n/a
n/a                 #                      0.00                       n/a
n/a                 #                      0.00                       n/a

Totals:                                    0.00                       0.00


Current Total Outstanding Balance:                                    0.00
Current Total Outstanding Number of Loans:                               0


================================================================================
                                OTHER INFORMATION
================================================================================
                                   Amount/Withdrawal           Total/Ending Bal.
                                   -----------------           -----------------
Available remittance amount          3,160,527.70                  3,160,527.70
Principal remittance amount          1,566,912.93                  1,566,912.93
Interest remittance amount           1,593,614.77                  1,593,614.77